Label	Element	Value
Versantis [Member]
Other comprehensive income that will not be reclassified to profit or loss, net of tax	ifrs-full_OtherComprehensiveIncomeThatWillNotBeReclassifiedToProfitOrLossNetOfTax	€ 1,400,000
Disclosure of detailed information about business combination [text block]	ifrs-full_DisclosureOfDetailedInformationAboutBusinessCombinationsExplanatory
The net book value of assets and liabilities as of December 31, 2022 is as follows, per the application of IAS 21:

Net assets, in thousands of euros	31/12/2022
Cash and cash equivalents	2,168
Current trade and others receivables	17
Other current assets	197
Intangible assets	43,850
Property, plant and equipment	295
Other non-current financial assets	13
Total assets	46,540

Current trade and other payables	1,614
Current provisions	672
Other current tax liabilities	33
Lease liabilities	282
Total liabilities	2,601

Net assets	43,939